Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

Note 21—Subsequent Events

On February 6, 2012, the Pacific Mistral entered service in Brazil under a three-year contract with a subsidiary of Petrobras.

In February 2012, the company recognized an additional $23.7 million in loss of hire insurance recovery related to the Pacific Scirocco.

In February 2012, we completed a private placement of $300 million in aggregate principal amount of 8.25% senior unsecured U.S. dollar denominated bonds (the “Senior Unsecured Bonds”) due in 2015 to eligible purchasers. The bonds bear interest at 8.25% per annum, payable semiannually on February 23 and August 23 of each year and mature on February 23, 2015.

In March 2012, we exercised our option and entered into an agreement with SHI for the construction of our seventh drillship, which we expect to be delivered in the second quarter of 2014.